                                                                    Exhibit 21.2

                     SUBSIDIARIES OF ALDERWOODS GROUP, INC.

                  Set forth below are all of the entities that are presently expected to be subsidiaries of Alderwoods Group, Inc. on the Effective Date, and the assumed names under which those entities are presently expected to conduct business. Each entity is presently expected to be a wholly owned direct or indirect subsidiary of Alderwoods Group, Inc. unless indicated in parentheses following that entity's name.

                                  UNITED STATES

ALABAMA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Advanced Planning (Alabama), Inc.
  Alderwoods (Alabama), Inc..........................    Livingston Memorial Gardens
                                                         Sumter County Memorial Gardens
                                                         Brooks-Cargile Funeral Home
                                                         Brooks-Cargile Funeral Home PNFS
                                                         Eastwood Memorial Gardens
                                                         Bayview Funeral Homes and Cemeteries -
                                                            Bayview Cemetery
                                                         Bayview Funeral Homes and Cemeteries -
                                                            Daphne-Spanish Fort Chapel
                                                         Bayview Funeral Homes and Cemeteries -
                                                            Fairhope Chapel
                                                         Bayview Funeral Homes and Cemeteries - Foley
                                                            Chapel
                                                         Bayview Funeral Homes and Cemeteries -
                                                            Memory Gardens of Fairhope
                                                         Curtis & Son Funeral Home Inc.
                                                         Fuqua-Bankston Funeral Home
                                                         Kilgroe Funeral Home, Inc.
                                                         Limestone Memorial Gardens
                                                         Moss Service Funeral Home
                                                         Roselawn Funeral Home and Cemetery
                                                         Roselawn Funeral Home and Cemetery PNFS
                                                         Montgomery Memorial Cemetery
                                                         Burningtree Memorial Gardens
                                                         St. Clair Memorial Gardens, Inc.
                                                         Walker Chapel Cemetery
                                                         Walker Chapel Funeral Home
                                                         Walker Chapel Memorial Gardens

ALASKA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Alaska), Inc...........................    Alaska Cremation Center
                                                         Evergreen Memorial Chapel
                                                         Evergreen's Eagle River Funeral Home

ARIZONA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Arizona), Inc..........................    Carr Tenney Mortuary
                                                         All Faiths Memorial Park
                                                         Desert Rose PNFS
                                                         Desert Vista
                                                         Holy Hope Cemetery
                                                         Our Lady of the Desert
                                                         Desert Rose Cremation & Burial
                                                         Dimond & Sons Silver Bell Chapel
                                                         Flagstaff Mortuary
                                                         Greer's Mountain View Mortuary
                                                         Cochise Memory Gardens Cemetery
                                                         Hatfield Crematory
                                                         Hatfield Funeral Home
                                                         Colorado River Cremation & Burial
                                                         Greer's Lake View Mortuary
                                                         Phoenix Memorial Park and Mortuary

ARKANSAS

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Arkansas), Inc.........................    Benton County Memorial Park, Inc.
                                                         Resthaven Pet Cemetery
                                                         Paradise Gardens
                                                         Callison-Lough Funeral Service
                                                         Maxwell Holding Company, Inc.

CALIFORNIA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods Group (California), Inc.................    Advance Funeral Insurance Services
                                                         Brentwood Funeral Home
                                                         Chapel of Seaside, Inc.
                                                         Chapel of the Pines Funeral Home
                                                         Cold Springs Crematorium
                                                         Chapel of the Valley Mortuary
                                                         Conejo Mountain Funeral Home PNFS
                                                         Conejo Mountain Memorial Park
                                                         Conrad Lemon Grove Mortuary
                                                         Delano Mortuary
                                                         Fred Young & Company Funeral Directors
                                                         Guerrero Mortuary Chapel
                                                         Desert Hot Springs Mortuary
                                                         Discant Cremation & Burial Service of the Desert
                                                         Palm Springs Mortuary
                                                         Jensen-Carpenter Mortuary
                                                         Johnson Funeral Home
                                                         Keaton Mortuaries
                                                         McLeod Mortuary-Escondido Chapel
                                                         Memory Chapel
                                                         Stratford Evans Merced Funeral Chapel


  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Beardsley-Mitchell Funeral Home
                                                         Merkley-Mitchell Mortuary
                                                         Miller's Tulare Funeral Home
                                                         Mission Chapel of San Jose
                                                         Mission Memorial Park Monterey Peninsula
                                                         Mortuary
                                                         Mission Mortuary, Inc.
                                                         Mt. Hope Cemetery
                                                         Nicoletti, Culjis & Herberger Funeral Home, Inc.
                                                         Norman's Family Chapel
                                                         Palm Springs Mausoleum
                                                         Paris-Frederick Mortuary
                                                         Paul's Chapel
                                                         Pierce Mortuary Chapels
                                                         Pinkham-Mitchell Imperial Beach Mortuary
                                                         Stephens & Bean Funeral Chapel
                                                         Security Plus Mini & RV Storage, Inc.
                                                         Whitehurst Loyd Funeral Service
                                                         Whitehurst-McNamara-Serpa Funeral Home
                                                         Whitehurst-Muller Funeral Service
                                                         Whitehurst-Norton-Dias Funeral Service
                                                         Whitehurst-Terry Funeral Service
                                                         Willow Glenn Funeral Chapel
                                                         Valley Mortuary, Inc.
                                                         Alternative Burial & Cremation Services Inc.
                                                         Wallace-Martin Funeral Home
                                                         Whitehurst, Sullivan, Burns & Blair Funeral Service
                                                         Whitehurst-Grim Funeral Service
  Universal Memorial Centers V, Inc..................    Humphrey Mortuary
                                                         Lodi Memorial Park & Cemetery
                                                         Rocha's Mortuary
  Whitehurst-Lakewood Memorial Park and Funeral
    Service..........................................    Lakewood Memorial Park
                                                         Lakewood Memorial Park PNFS
                                                         Whitehurst-Lakewood Memorial Park and Funeral
                                                            Service, Inc.
  Alderwoods (Texas), Inc.
  Directors Succession Planning II, Inc. (85%)
  Directors Succession Planning, Inc. (85%)
  DSP General Partner II, Inc. (85%)
  Earthman LP, Inc.
  Universal Memorial Centers VI, Inc.

COLORADO

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Colorado), Inc.......................    Boies-Ortega Funeral Home
                                                       George McCarthy Almont Funeral Home and Historic
                                                          Chapel PNFS
                                                       Wilson-Almont Funeral Home PNFS
                                                       Wilson-Andrews Funeral Home, Cemetery & Crematory
                                                       Green Mountain Cemetery, Inc.
                                                       Howe Mortuaries
                                                       Green Acres Pet Cemetery & Crematory, Inc.
                                                       Imperial Memorial Funeral Home, Cemetery &
                                                          Crematory
                                                       Southern Colorado Cremation Society

CONNECTICUT

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Connecticut), Inc...................    Gilman Funeral Home
                                                      Valade Funeral Home
                                                      Spadaccino Funeral Home
                                                      Spadaccino Funeral Homes, Inc.

DELAWARE

  SUBSIDIARY                                             ASSUMED NAME(S)

  Osiris Holding Corporation
  Rose Hills Company, Inc.
  Rosehills Holdings Corp.
  Administration Services, Inc.
  Alderwoods (Collections), Inc......................    Eagle Finance
  American Burial and Cremation Centers, Inc.........    American Burial and Cremation Center
                                                         American Burial & Cremation
  Directors (Texas), L.P. (85%)......................    Smith-Rogers Funeral Home
                                                         Bailey Funeral Home
                                                         Brackettville Funeral Home
                                                         Branon Funeral Home
                                                         Campbell Funeral Home
                                                         Clement-Keel Funeral Home
                                                         Community Memorial Funeral Home
                                                         Cooper Funeral Chapel, Inc.
                                                         Coward Funeral Home
                                                         Davis-Morris Funeral Home
                                                         Del Rio Funeral Home
                                                         Edwards Funeral Home
                                                         Edwards Funeral Home - Eastland
                                                         Elliott-Hamil Funeral Home
                                                         Elliott-Hamil Garden of Memories
                                                         Foskey-Lilley-McGill
                                                         Frank W. Wilson Funeral Directors
                                                         Geeslin Funeral Home
                                                         Geo. C. Price Funeral Directors



  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Harkey Funeral Home
                                                         Harper-Talasek Executive Office
                                                         Harper-Talasek Family Center
                                                         Harper-Talasek Funeral Homes
                                                         Hewett Funeral Home
                                                         Hubbard-Kelly Funeral Home
                                                         Huff Funeral Home
                                                         Huff/Slay Funeral Home
                                                         Jimerson Funeral Home
                                                         Johnson's Funeral Home
                                                         Kiker-Seale Funeral Home
                                                         Lemons Funeral Home Memorial Chapel
                                                         Lloyd-James Funeral Home
                                                         Memorial Funeral Home
                                                         Memorial Funeral Home of Seminole
                                                         N.S. Griggs & Sons Funeral Directors
                                                         Odessa Funeral Home
                                                         Paradise Chapel of Roses Mortuary
                                                         Pecos Funeral Home
                                                         Rains-Seale Funeral Home
                                                         Santa Anna Funeral Home
                                                         Scott's Funeral Home
                                                         Seven Kids
                                                         Tembico
                                                         Tembico Financial Services
                                                         The Seale Group, Inc.
                                                         Thompson Funeral Home
                                                         Van Horn Funeral Home
                                                         Wallace Funeral Home
                                                         Wood-Dunning Funeral Home
  Alderwoods (Receivables), Inc......................    Eagle Lending, Inc. & Loewen Collections, Inc.
  Alderwoods (Delaware), Inc.........................    Riemann Holdings, Inc.
  Alderwoods (Texas), L.P............................    Affordable Caskets, Inc.
                                                         Hughes Funeral Home - Jefferson Chapel
                                                         Elsa Memorial Chapel
                                                         Ed C. Smith & Brothers Funeral Directors
                                                         Darling-Mouser Chapel
                                                         Hughes Funeral Home North Chapel
                                                         Hughes-Buckner Chapel
                                                         Colonial Funeral Home
                                                         Hughes-Cedar Hill Chapel
                                                         Hughes Funeral Home - Southland Chapel
                                                         Angelus Funeral Home
                                                         Blanton Niday
                                                         Cashner Funeral Home
                                                         Earthman Baytown Funeral Home
                                                         Earthman Bellaire Funeral Home
                                                         Earthman Downtown Funeral Home
                                                         Earthman Gulf Funeral Home
                                                         Earthman Hunters Creek Funeral Home
                                                         Earthman North Funeral Home
                                                         Earthman Southwest Funeral Home
                                                         Galloway & Sons
                                                         Galloway & Sons, Inc.


  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Harding-Orr-McDaniel
                                                         J.B. Earthman Tanglewood Funeral Directors
                                                         Martin's Funeral Homes & Cemeteries
                                                         Memory Gardens Cemetery
                                                         Mt. Franklin Funeral Home
                                                         Palmer Mortuary
                                                         Southside Funeral Home
                                                         Virgil Wilson Mortuary
                                                         Colonial Chapel Hill Funeral Home
                                                           & Memorial Park
                                                         Max Martinez Mortuary
                                                         North Park Funeral Home
                                                         Cy-Fair Northwest Funeral Home
                                                         Trevino Funeral Homes
                                                         Kreidler-Ashcraft-Garza-Elizondo
                                                           Funeral Directors
                                                         Trevino Funeral Home
                                                         Trevino Funeral Home - Palo Alto
                                                         Probst Funeral Home
                                                         Darling-Mouser Funeral Home
  Alderwoods Life Insurance Group, Inc.
  Alderwoods (Commissioner), Inc.


DISTRICT OF COLUMBIA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (District of Columbia), Inc.

FLORIDA

  SUBSIDIARY                                           ASSUMED NAME(S)

  Security Trust Plans, Inc........................    Funeraria Abreu Gonzalez
                                                       Cardwell & Maloney Funeral Homes
                                                       Curry Raley Funeral Home
                                                       Harris Funeral Home
                                                       Cofer-Kolski-Combs Funeral Homes
                                                       Knauff Funeral Home
                                                       Knauff Funeral Homes
                                                       Kraeer Funeral Homes
                                                       Mixon Funeral Home
                                                       American Burial & Cremation Center at Jennings
                                                          Funeral Home
                                                       Biggs Funeral Homes
                                                       Dean-Lopez Funeral Home
                                                       Evans-Carter Funeral Home
                                                       Fairchild North Federal Chapel
                                                       Florida Keys Crematory
                                                       Fraser Funeral Home
                                                       Gooding Funeral Home
                                                       Helm Funeral Home
                                                       Hodges Funeral Chapel
                                                       Hodges Golden Gates



  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Hodges-Josberger Funeral Home
                                                         Joe P. Burns Funeral Home
                                                         Key West Mortuary
                                                         Mason Funeral Home
                                                         Pritchard Funeral Home
                                                         Rhodes Funeral Directors, Inc.
                                                         Sasser-Morgan-McClellan Funeral Home
                                                         Sherrill Medicar
                                                         Yates-Gooding Funeral Home
                                                         Moody Funeral Home
                                                         North American Cremation Society
                                                         Scott Funeral Home
                                                         Security Trust Plans
                                                         Sherill-Guerry Funeral Home
                                                         Sherrill-Guerry Medicar
                                                         Cocoa Funeral Home
                                                         Wylie-Baxley Merritt Island Funeral Home
                                                         Wylie-Baxley Rockledge Funeral Home
                                                         Wylie-Baxley Titusville Funeral Home
  Weinstein Family Services, Inc.....................    Beth David Memorial Gradens and Chapel
                                                         Balsberg Rubin-Zilbert
                                                         Levitt-Weinstein Memorial Chapel
                                                         Mt. Nebo Memorial Gardens
                                                         Mt. Nebo/Kendall Memorial Gardens
                                                         Palm Beach Community Chapel PNFS
  Funeral Services Acquisition Group, Inc............    Charlotte Memorial
                                                         Charlotte Memorial Funeral Home & Memorial
                                                           Gardens
                                                         Eternal Light Funeral Chapel
                                                         C.E. Prevatt Funeral Home
                                                         Cedar Hill Chapel
                                                         Chapel Hill Gardens
                                                         Coleman & Ferguson Funeral Homes
                                                         Crematory of Northwest Florida
                                                         Koontz Little Chapel
                                                         Liveoak Park Memorial Cemetery
                                                         McLaughlin Mortuary
                                                         McLaughlin Twin Cities Funeral Home
                                                         McLaughlin-Aultman Funeral Home
                                                         McNeil-Keyes Funeral Home
                                                         Oakley Funeral Homes
                                                         Star of David
                                                         Star of David Memorial Gardens Cemetery
                                                           and Funeral Chapel
                                                         Eternal Light Funeral Chapel
                                                         Lakeside Memorial Park
                                                         Rose Lawn Funeral Home
                                                         Bradenton Funeral Home
                                                         Charlotte Memorial Funeral Home
                                                         Robarts Funeral Home
                                                         Forest Lawn Memorial
                                                         Rose Lawn Funeral Home & Cemetery
                                                         Rose Lawn Cemetery
                                                         Phil Kiser Funeral Home



  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Riverside Memorial Park
                                                         Skyway Memorial Gardens
  Coral Ridge Funeral Home and Cemetery, Inc.
  Garden Sanctuary Acquisition, Inc..................    Garden Sanctuary Funeral Home and Cemetery
  Kadek Enterprises of Florida, Inc..................    Lee Memorial Park
                                                         Lee Memorial Park Funeral Home
                                                         Lee Memorial Park & Crematory
  MHI Group, Inc.
  Naples Memorial Gardens, Inc.
  Osiris Holding of Florida, Inc.....................    Blasberg-Rubin-Zilbert
                                                         Graceland Funeral Home
                                                         Graceland Memorial Park North
                                                         Graceland Memorial Park South
                                                         Royal Palm Funeral & Cemetery North
                                                         Royal Palm Funeral Home & Cemetery North
                                                         Graceland Funeral Home PNFS
                                                         Royal Palm Cemetery
                                                         Sarasota Memorial Park Cemetery
GEORGIA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Georgia) Holdings, Inc.................    Advanced Planning of Georgia
                                                         Louie E. Jones Funeral Home
                                                         Broadlawn Memorial Gardens
                                                         Bulloch Memorial Gardens
                                                         Eastbrook Cemetery & Mausoleum, Inc.
                                                         Hodges-Turner-Anderson Funeral Home
                                                         May & Smith Funeral Directors-Sandersville Chapel
                                                         NeSmith Funeral Home
                                                         Peebles-Curry-Durden Mortuary Inc.
                                                         Shepard Funeral Home
                                                         Tara Garden Chapel Funeral Directors
                                                         Thompson-Strickland-Waters Funeral Home, Inc.
                                                         Edo Miller/Dekle-Wainright Funeral Home
                                                         May & Smith Funeral Directors-Tennille Chapel
                                                         Edo Miller and Sons Funeral Home
                                                         Forest Lawn Memorial Gardens
                                                         Roswell Funeral Home
                                                         Frazier-Holt Funeral Directors
                                                         Oglethorpe Memorial Gardens
                                                         Harrell-Faircloth Funeral Home
                                                         Pinecrest Memory Gardens
                                                         Harvey Funeral Home, Inc.
                                                         Harvey's Reese Park Chapel
                                                         Chapel Park Cemetery
                                                         Kennedy Memorial Gardens
                                                         Hubert C. Baker Funeral Home
                                                         Lowe's Funeral home, Inc.
                                                         Macedonia Memorial Park
                                                         Mann & Walden Funeral Home, Inc.
                                                         Melwood Cemetery and Gardens



  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         McLamb-Morrison Funeral Home
                                                         Mozley Memorial Gardens
                                                         Parkway Garden Chapel
                                                         Roundtree Funeral Home, Inc.
                                                         Sandy Springs Chapel
                                                         Rolling Hills Memory Gardens
                                                         Sunset Memory Gardens, Inc.
                                                         Thomas L. King Funeral Home
                                                         Woodstock Funeral Home
  Green Lawn Cemetery Corporation....................    Green Lawn Cemetery & Mausoleum
  Alderwoods (Georgia), Inc..........................    Georgia Memorial Park Cemetery, Inc.
                                                         Greenhills Memory Gardens
                                                         Hillcrest Memorial Park
                                                         Kennesaw Memorial Park
                                                         Lafayette & Greenhills Memory Gardens
                                                         Macon Memorial Park Cemetery
                                                         Macon Memorial Park Funeral Home
                                                         Mountain View Cemetery
                                                         Mountain View Park Cemetery, Inc.
                                                         Pine Ridge Memorial Park
                                                         Sherwood Memorial Park and Mausoleum
                                                         Southeastern Advertising And Sales System, Inc.
  Poteet Holdings, Inc...............................    Carmichael-Hemperley Funeral Home, East Point
                                                         Carmichael-Hemperley Funeral Home, Peach Tree
                                                         Fairview Chapel
                                                         Fairview Memorial Gardens, Inc.
                                                         Glenwood Chapel
                                                         Hubert C. Baker Funeral Home
                                                         Metro Crematory
                                                         Murchison Funeral Home, Inc.
                                                         Owen Funeral Home
                                                         Poteet Funeral Homes-Downtown Chapel
                                                         Poteet Funeral Homes - South Augusta Chapel
                                                         Poteet Funeral Homes - West Augusta Chapel
                                                         Rockdale Chapel
                                                         Stone Mountain Chapel
  Southeastern Funeral Homes, Inc....................    Georgia Memorial Park Funeral Home and Cemetery
                                                            Winkenhofer Chapel
                                                         Winkenhofer Pine Ridge Funeral Home

HAWAII

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Hawaii), Inc.

IDAHO

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Idaho), Inc............................    Reynolds Funeral Chapel
                                                         Short's Funeral Chapel
                                                         Sunset Memorial Park
                                                         White Mortuary & Crematory



ILLINOIS

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Illinois), Inc.........................    Allen-Grennan Funeral Homes, Ltd.
                                                         Chapel Hill
                                                         Chapel Hill Memorial Gardens
                                                         Evergreen Memory Gardens
                                                         Grandview Memorial Gardens
                                                         Genesis Associates, Ltd.
                                                         Glendale Memorial Gardens
                                                         Oak Lawn Memorial Gardens
                                                         Rest Haven Memorial Gardens
                                                         Grennan Funeral Home Ltd.
                                                         Forest Lawn Memory Gardens
                                                         Greenview Memorial Gardens
                                                         Kankakee Memorial Gardens
                                                         Swan Lake Memory Gardens
                                                         White Chapel Memory Gardens
                                                         Mittendorf Calvert Funeral Home
                                                         Lincoln Memorial Gardens
                                                         Mount Hope Cemetery & Mausoleum
                                                         Roselawn Cemetery
                                                         Woodlawn Cemetery
                                                         Oak Woods Management Company
                                                         Oakland Memory Lanes
                                                         Aarrowood Pet Cemetery
                                                         Highland Memorial Park
                                                         Northshore Garden of Memories
                                                         Pine View Memorial Park
                                                         Willow Lawn Memorial Park
                                                         Robert A. Weinstein Funeral Directors
                                                         Hillcrest Memory Gardens
                                                         Grant Tapella Freitag Westwood Funeral Home
                                                         Westwood Memorial Chapel
                                                         Westwood Memorial Chapel Grant-Tapella-Freitag
  Alderwoods (Chicago South), Inc....................    Brown Funeral Home
                                                         Care Memorial of Illinois
                                                         Opyt-Brown Funeral Homes Ltd.
                                                         Care Memorial of Illinois
                                                         Fitzpatrick Funeral Service, Ltd.
                                                         Ruzich Funeral Home
  Chicago Cemetery Corporation.......................    Beverly Cemetery
                                                         Ever Rest Cemetery
                                                         Lincoln Cemetery
                                                         Oak Hill Cemetery
  Alderwoods (Chicago Central), Inc..................    Funeraria La Paz
                                                         Eden Cemetery
                                                         Elmwood Cemetery
                                                         Hills of Rest Cemetery
                                                         Irving Park Cemetery
                                                         Mount Auburn Funeral Home
                                                         Mount Olive Cemetery
                                                         Zefran Funeral Home
  Alderwoods (Chicago North), Inc....................    Lauterburg-Oehler


  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Oehler
                                                         Oehler Funeral Homes
                                                         Weinstein Family Services
                                                         Weinstein Family Services - Buffalo Grove
                                                         American Family Funeral Services, Inc.
                                                         McHenry County Memorial Park, Inc.
                                                         Windridge Funeral Home
                                                         Windridge, Inc.
  Mount Auburn Memorial Park, Inc....................    Mount Auburn Memorial Park and Funeral Home
                                                         Mount Auburn Memorial Park & Funeral Home
  Ridgewood Cemetery Company, Inc....................    Ridgewood Cemetery & Mausoleum
  The Oak Woods Cemetery Association.................    Oak Woods Cemetery
  Woodlawn Cemetery of Chicago, Inc.
  Woodlawn Memorial Park, Inc........................    Woodlawn Memorial Park Cemetery

INDIANA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Advance Planning of America, Inc.
  Mayflower National Life Insurance Company
  Alderwoods (Indiana), Inc..........................    Sunset Memorial Park Cemetery & Mausoleum
                                                         Berhalter-Hutchins Funeral Home, Inc.
                                                         Hutchins Funeral Home
                                                         Bond-Mitchell Funeral Home
                                                         Brocksmith Funeral Home
                                                         Titzer Funeral Home
                                                         Brosmer-Drabing Funeral Home
                                                         Chapel Lawn Memorial Gardens
                                                         Chapel Lawn Memorial Gardens & Funeral Home
                                                         Denbo Funeral Home
                                                         Dillman-Green Funeral Home
                                                         Deremiah-Frye Mortuary, Green & Harrell Chapel
                                                         Elzey & Haggard Home for Funerals
                                                         Elzey-Patterson-Rodak Funeral Home
                                                         Foster & Good Funeral Home, Inc.
                                                         Grossman Funeral Home
                                                         Gardens of Memory
                                                         Gordon E. Utt Funeral Homes, Inc.
                                                         Kemple-Dillman-Ellis Funeral Home
                                                         Kemple-Dillman-Hunter Funeral Home
                                                         Aaron Funeral Home
                                                         Day Mortuary, Inc.
                                                         Moster and Cox Mortuary, Inc.
                                                         Noffze Funeral Home
                                                         Owens Funeral Home, Inc.
                                                         Tennis Funeral Home
                                                         Titus Funeral Home, Inc.
                                                         Valhalla Memory Gardens, Inc.
                                                         McClure Funeral Service, Inc.
                                                         Riverview Cemetery
                                                         Ruzich Funeral Home
                                                         Highland Cemetery


IOWA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Iowa), Inc.............................    Garden of Memories Cemetery & Mausoleum
                                                         Garden of Memories - Cedar Valley
                                                         Memorial Lawn-Burlington Memorial
                                                         Memorial Lawn-Sunset Memorial
                                                         Memory Gardens-Hillcrest Memorial
                                                         Lange Funeral Home
                                                         Alexander-Johnson Funeral Chapel
                                                         North Lawn Cemetery
                                                         Memorial Lawn Cemetery
                                                         Shrine of Memories
  Memory Gardens, Inc................................    Memorial Lawn-Memory Gardens

KANSAS

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Kansas), Inc............................   Byrd-Hillside Funeral Home
                                                         Murdock Funeral Home
                                                         Potts Chapel
                                                         Hillside Funeral Home
                                                         Bath Funeral Homes

KENTUCKY

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Kentucky), Inc..........................   Austin & Bell Funeral Homes, Inc.
  Alderwoods (Partner), Inc.

LOUISIANA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Mayflower Corporate Services, Inc.
  Security Plan Fire Insurance Company
  Security Plan Life Insurance Company
  Alderwoods (Louisiana), Inc.........................   Beau Pre Memorial Park
                                                         Evangeline Funeral Homes, Inc.
                                                         Alexander Funeral Home
                                                         Leitz-Eagan Funeral Home
                                                         Bultman's Funeral Service
                                                         Jacob Schoen And Son Funeral Home
                                                         Key Florals
                                                         Lamana-Panno-Fallo Funeral Home
                                                         McMahon-Coburn-Briede Funeral Home
                                                         P.J. McMahon & Sons Funeral Home
                                                         Resthaven Gardens of Memory
                                                         Schoen Funeral Home
                                                         Schoen Funeral Home of Slidell
                                                         Tharp-Sontheimer Tharp Funeral Home
                                                         Tharp-Sontheimer-Laudumiey Funeral Home
                                                         West Side Funeral Home

  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         New Orleans Limousine Service
                                                         Hargrave Funeral Home
                                                         Ourso Funeral Home
                                                         Garden of Memories

MARYLAND

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Maryland), Inc.........................    Robert E. Evans Funeral Home, Inc.
                                                         The Huntt Funeral Home, Inc. & Crematory

MASSACHUSETTS

  SUBSIDIARY                                             ASSUMED NAME(S)

  Byron's Funeral Homes, Inc. (49%)..................    City Burial and Cremation Services
  Cuffe-McGinn Funeral Home, Inc. (49%)
  Doane Beal & Ames, Inc. (49%)......................    Nickerson Funeral Home
  Doba-Haby Insurance Agency, Inc.
  Ernest A. Richardson Funeral Home, Inc. (49%)......    Richardson-Gaffey Funeral Home
  Gaffey Funeral Home, Inc. (49%)....................    Arlington Funeral Home
  Hafey Funeral Service, Inc. (49%)
  John C. Mulry Funeral Homes, Inc. (49%).
  Alderwoods (Massachusetts), Inc....................    Byron's Funeral Home
  Ratell Funeral Home, Inc. (40%)

MICHIGAN

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Michigan), Inc.........................    Ball-Dunn Chapel
                                                         Care Memorial Society
                                                         Covell Funeral Home, Inc.
                                                         Covell-Smith Funeral Home
                                                         DeWitt Chapel
                                                         East Chapel
                                                         Edward Swanson & Son Funeral Home
                                                         Halverson Chapel
                                                         Hibbard Funeral and Cremation Service, Inc.
                                                         Hill Funeral Home
                                                         Hill Funeral Home, Saginaw Office
                                                         Lansing Chapel
                                                         Life's Landscapes
                                                         Maple Valley Chapel
                                                         Mt. Hope Memorial Gardens
                                                         Neller Chapel
                                                         Floral View Memorial Gardens
                                                         Resurrection Funeral Home
                                                         Wachterhauser Funeral Home
                                                         Williamston Chapel
                                                         Wren Funeral Home

MINNESOTA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Minnesota), Inc........................    Bell Brothers Chapel
                                                         Kapala-Glodek Crystal New Hope Malone Chapel
                                                         Jarvi-Dowd Chapel
                                                         Care Memorial of Minnesota
                                                         Enga-White & Gleason Funeral Chapels
                                                         Kapala-Glodek Northeast Chapel
                                                         Anoka Chapel
                                                         Gearhart Coon Rapids Chapel
                                                         Malone Funeral Home
                                                         Morningside Memorial Gardens
                                                         Sunset Memorial Park and Funeral Home
                                                         Crestwood Park Mortuary
                                                         Godbout Mortuary
                                                         Woodlane Mortuary

MISSISSIPPI

  SUBSIDIARY                                             ASSUMED NAME(S)

  Family Care, Inc.
  Fisher-Riles Funeral Insurance Company.............    Fisher-Riles Insurance
  Riemann Enterprises, Inc...........................    Guff Pines Memorial Gardens
  Riemann Funeral Insurance Company, Inc.
  Riemann Insurance Company, Inc.
  Stephens Burial Association, Inc.
  Stephens Funeral Benefit Association, Inc.
  Stephens Funeral Fund, Inc.
  Thweatt Funeral Insurance Company, Inc.
  Alderwoods (Mississippi), Inc......................    Advanced Planning of Mississippi
                                                         Baldwin-Lee Funeral Home
                                                         Barham Funeral Home, Inc.
                                                         Forest Lawn Memory Gardens
                                                         Meridian Memorial Park
                                                         Browning Funeral Home
                                                         Cardinal Flowers and Fine Gifts
                                                         Panache
                                                         Cockrell Funeral Home, Inc.
                                                         Coleman Funeral Home, Inc.
                                                         Memorial Funeral Home
                                                         Floral Hills Memorial Gardens
                                                         Fisher-Riles Funeral Directors
                                                         Holder-Wells Funeral Home, Inc.
                                                         Magnolia Cemetery
                                                         McPeters, Inc. - Funeral Directors
                                                         Newton County Memorial Gardens
                                                         Parkway Memorial Cemetery
                                                         Riemann Funeral Home
                                                         Riemann Memorial Funeral Home
                                                         Riemann Funeral Insurance Company
                                                         Beverly Memorial Company
                                                         Hillcrest Cemetery
                                                         Roseland Park Cemetery

  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Southern Memorial Park, Inc.
                                                         Stephens Funeral Home, Co.
                                                         Stephens Funeral Home, Inc.
                                                         Stringer Funeral Home
                                                         Thweatt-King Funeral Home
                                                         Wright & Ferguson Funeral Home

MISSOURI

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Missouri), Inc.........................    Mount Auburn Cemetery

MONTANA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Montana), Inc..........................    Chapel of Chimes Funeral Home
                                                         Gorder Funeral Home
                                                         O'Connor Funeral Home & Crematory
                                                         RETZ Funeral Home

NEBRASKA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Nebraska), Inc.

NEVADA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Nevada), Inc...........................    American Burial & Crematory
                                                         American Burial & Crematory Services
                                                         Davis Estate Plans
                                                         Davis Funeral Home Memorial Plan
                                                         Davis Funeral Home
                                                         Davis Paradise Valley Funeral Home
                                                         Paradise Memorial Gardens

NEW HAMPSHIRE

  SUBSIDIARY                                             ASSUMED NAME(S)

  Robert Douglas Goundrey Funeral Home, Inc..........    Goundrey-Mundry Funeral Home
  McHugh Funeral Home, Inc. (49%)....................    McHugh Funeral Home and Cremation Service
  St. Laurent Funeral Home, Inc......................    St. Laurent Funeral Home and Cremation Service
  ZS Acquisition, Inc................................    ZIS - Sweeney Funeral Home, Inc.


NEW MEXICO

  SUBSIDIARY                                             ASSUMED NAME(S)

  Strong-Thorne Mortuary, Inc........................    Fairview Memorial Park
                                                         Fairview Memorial Park & Crematory
                                                         Sandia Memory Gardens
  Alderwoods (New Mexico), Inc.......................    Advance Planning-Southwest, Inc.
                                                         Fitzgerald & Son Funeral Directors
                                                         Grants Mortuary
                                                         Griffin Funeral Home
                                                         Hillcrest Memorial Gardens Cemetery
                                                         McGee Memorial Chapel and Crematory
                                                         Memory Gardens of the Valley
                                                         West Funeral Home, Inc.

NEW YORK

  SUBSIDIARY                                             ASSUMED NAME(S)

  Northeast Monument Company, Inc....................    Eastern Monument Company
  Alderwoods (New York), Inc.........................    Ballard and Lindgren Funeral Home
                                                         Beilby Funeral Home
                                                         Carpenter's Funeral Homes
                                                         Hills Funeral Home
                                                         Coloni Funeral Homes
                                                         Cusimano & Russo Funeral Home, Inc.
                                                         David T. Ferguson Funeral Home
                                                         DeVaney-Bennett Funeral Home
                                                         Drown-Strack Memorialists
                                                         Drownwood Forest National Pet Cemetery
                                                         Carter Memorials
                                                         Edward F. Carter, Inc.
                                                         James Funeral Home, Inc.
                                                         James J. Stout Funeral Home, Inc.
                                                         John Dormi & Sons, Inc.
                                                         John J. Healey Funeral Home
                                                         Duffy Regional Managers
                                                         Joseph G. Duffy, Inc.
                                                         Kennedy-Roth Funeral Home
                                                         La Familia Funeral Home
                                                         Lang-Tobia-Di Palma Funeral Home
                                                         Louis Hirsch & Sons, Inc.
                                                         M.J. Smith Sons
                                                         E.F. Drown Funeral Service
                                                         Lyon Mountain Funeral Home
                                                         O'Neill-Redden-Drown Funeral Home Inc.
                                                         R. Stutzmann & Son, Inc.
                                                         Sensible Alternatives, Inc.
                                                         T.J. McGowan Sons Funeral Home Inc.
                                                         Thurston Funeral Home
                                                         Vay-Schleich & Meeson Funeral Home, Inc.
                                                         Butler-Wagner Funeral Home, Inc.
                                                         Vernon C. Wagner Funeral Homes, Inc.
                                                         Wanamaker & Carlough, Inc.
                                                         Wattengel Funeral Home, Inc.



  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Weeks Funeral Home, Inc.
                                                         Bocketti Funeral Home
                                                         Capital District Funeral Service
                                                         Monuments by Kingsway
                                                         Yablokoff Kingsway Memorial Chapel
                                                         Wm. Leahy Funeral Home

NORTH CAROLINA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Carothers Holding Company, Inc.....................    Biggs Funeral Home
                                                         Bunch-Johnson Funeral Home
                                                         Carothers Funeral Home
                                                         Carothers Funeral Homes
                                                         Dallas Funeral Home
                                                         Forest Lawn West Cemetery
                                                         Garrett's Funeral Homes
                                                         Gaston Memorial Park and Mausoleum
                                                         Hankins & Whittington Dilworth Chapel
                                                         Hankins & Whittington Wilson Chapel
                                                         Hillcrest Gardens Cemetery
                                                         Marks Funeral Home
                                                         Martin Memorial Gardens
                                                         McEwen Funeral Home of Monroe
                                                         McNeill Funeral Home
                                                         Mitchell Funeral Homes and Crematory
                                                         Prevatte Funeral Home
                                                         Raleigh Cremation Service
                                                         Reavis Funeral Home Harmony Chapel
                                                         Reavis Funeral Home Yadkinville Chapel
                                                         Westview Gardens Cemetery
                                                         York Memorial Park
                                                         York Funeral Home
  Lineberry Group, Inc...............................    Carolina Biblical Gardens
                                                         Guilford Memorial Park
                                                         Hanes-Lineberry Funeral Homes
                                                         Lewis Funeral Home
                                                         Loflin Funeral Home
                                                         Pierce Funeral Service
                                                         St. Francis Pet Funeral Service & Cemetery
  Reeves, Inc........................................    Eastlawn Gardens of Memory Cemetery and Mausoleum
                                                         Gardens of Memory
                                                         Westlawn Gardens of Memory Cemetery and Mausoleum
  Westminster Gardens, Inc...........................    Westminister Gardens Mausoleums, Crematory
  Alderwoods (North Carolina), Inc...................    Advanced Funeral Planning of North Carolina, Inc.
                                                         Miller Funeral Home
                                                         Crestview Memorial Park and Mausoleum
                                                         Cumberland Memorial Gardens and Mausoleum Inc.


  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Hanes-Lineberry Funeral Homes Advanced Planning
                                                         Bowman-Capps Funeral Home
                                                         Mackie-High Funeral Home
                                                         Moore Funeral Home
                                                         Raleigh Memorial Park
                                                         Reeves Funeral Home
                                                         Scotland Cemetery & Mausoleums
                                                         Woodlawn Memorial Park

NORTH DAKOTA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (North Dakota), Inc.

OHIO

  SUBSIDIARY                                             ASSUMED NAME(S)

  Ohio Network Insurance Agency, Inc. (managed by
     Alderwoods Group, Inc., not owned)
  Alderwoods (Ohio) Cemetery Holdings, Inc.
     (non-profit corporation managed by Alderwoods
     (Ohio) Cemetery Management, Inc., not
     owned)..........................................    Chestnut Hill Memorial Park
                                                         Mount Peace Cemetery
                                                         Forest Hills Memorial Gardens
                                                         Crown Hill Memorial Park and Mausoleum
                                                         Graceland Memorial Gardens
                                                         Resthaven Memory Gardens
                                                         Restlawn Memorial Park and Chapel Mausoleum
                                                         The Forest Hill Cemetery Association
                                                         West Memory Gardens
                                                         Western Reserve Memorial Garden
  Alderwoods (Ohio) Cemetery Management, Inc.........    West Memory Gardens
                                                         Rose Hill Memorial Gardens and Mausoleum, Inc.
  Alderwoods (Ohio) Funeral Home, Inc................    Beam Funeral Home, Inc.
                                                         Bennett-Emmert-Szakovits Funeral Home, Inc.
                                                         Berry Funeral Homes Inc.
                                                         Craciun-Berry Funeral Home
                                                         Burcham Funeral Home
                                                         Corrigan Funeral Home
                                                         Corrigan Funeral Homes Inc.
                                                         Craciun Funeral Homes, Inc.
                                                         DiCicco & Sons Funeral Homes
                                                         H. H. Birkenkamp Funeral Homes
                                                         Hogenkamp Funeral Home
                                                         Hogenkamp-Rousculp Funeral Home
                                                         Finefrock-Williams Funeral Home
                                                         Northeast Ohio Crematory
                                                         Kolkmeyer-Helmkamp-Orians Funeral Homes
                                                         Siferd Funeral Homes
                                                         Blessing West Funeral Home

  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Kinsella Funeral Home
                                                         Blessing Funeral Home West
                                                         Spiker-Foster Shriver Funeral Homes
                                                         Spiker-Foster Shriver Funeral Homes PNFS
                                                         Terebinski Funeral Home
                                                         Schmidt-Dhonau Funeral Home
                                                         Schmidt-Dhonau Funeral Homes

OKLAHOMA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Oklahoma), Inc.........................    Added Touch Flower Shop
                                                         Arlington Memory Gardens
                                                         Baggerly Funeral Homes
                                                         Baggerly-Edmund Funeral Home
                                                         Baggerly-South Funeral Home
                                                         Memorial Chapel Funeral Home
                                                         Bill Eisenhour Funeral Homes, Inc.
                                                         Eisenhour Funeral Home
                                                         Support Services of Oklahoma City
                                                         Gray Funeral Home
                                                         Lawton Ritter Gray Funeral Home
                                                         Hunasaker-Wooten Funeral Home
                                                         Brumley-McCurtain Funeral Home
                                                         Cooper-Althouse Funeral Home
                                                         Cooper Funeral Home of Miami, Inc.
                                                         Gaskill-Owens Funeral Chapel
                                                         Grace Memorial Chapel
                                                         Guardian North Chapel
                                                         Guardian West Chapel
                                                         Guardian/Mayes Funeral Home
                                                         Heath Griffith Funeral Service
                                                         Hutchins-Maples Funeral Home
                                                         McMahans Funeral Home, Inc.
                                                         Midtown Funeral Directors & Cremation Services
                                                         Reed-Culver Funeral Home, Inc.
                                                         Resthaven Funeral Home, Inc.
                                                         Roberts Funeral Home
                                                         Roberts/Reed-Culver Funeral Home
                                                         Shidler Chapel
                                                         Trust Management Services
                                                         Resthaven Memorial Park
                                                         Sunset Memorial Gardens

OREGON

  SUBSIDIARY                                             ASSUMED NAME(S)

  Belcrest Memorial Association
  The Portland Memorial, Inc.........................    Advanced Planning of Oregon
                                                         Gable PNFS
                                                         Portland Memorial PNFS
  Universal Memorial Centers I, Inc..................    Donelson, Sewell & Matthews Mortuary
                                                         Valley Memorial Park
  Universal Memorial Centers II, Inc.................    Deschutes Memorial Gardens & Funeral Home
                                                         Deschutes Memorial Gardens & Funeral Home PNFS
  Universal Memorial Centers III, Inc................    Universal Memorial Society
  Alderwoods (Oregon), Inc...........................    Advanced Planning, Inc.
                                                         American Burial & Cremation Alternatives
                                                         American Burial and Cremation Services of
                                                           Oregon
                                                         Bateman Carrol Funeral Chapel & Crematory
                                                         Bateman Carrol Funeral Chapel & Crematory PNFS
                                                         Pegg, Paxson & Springer
                                                         Belcrest Memorial Park Mausoleum & Cemetery
                                                         Buell Chapel
                                                         Forest Lawn Cemetery
                                                         Bronleewe-Bass Funeral Home.
                                                         Gable & Parkrose Funeral Chapels, Inc.
                                                         Portland Funeral Service
                                                         Haakinson-Groulx Mortuaries, Inc.
                                                         Howell-Edwards-Doerkson with Rigdon-Ransom
                                                            Funeral Directors
                                                         Nyssa Lienkaemper Chapel
                                                         Ontario Lienkaemper Chapel
                                                         Vale's Lienkaemper Chapel
                                                         Litwiller-Simonsen Funeral Home
                                                         O'Hair's & Riggs Funeral Chapel
                                                         Bronleewe-Bass Funeral Home PNFS
                                                         Fir Lawn Cemetery
                                                         Peake Memorial Chapel
                                                         Portland Funeral Alternatives
                                                         Portland Funeral Service
                                                         Keizer Funeral Chapel
                                                         Young's Funeral Home

PENNSYLVANIA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alleva Funeral Home, Inc. (managed by Alderwoods
     (Pennsylvania), Inc., not owned)
  Burton L. Hirsch Funeral Home, Inc. (managed by
     Alderwoods (Pennsylvania), Inc., not owned)
  Neill Funeral Home, Inc. (managed by Alderwoods
     (Pennsylvania), Inc., not owned)
  Reese Funeral Home, Inc. (managed by Alderwoods
     (Pennsylvania), Inc., not owned)

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Pennsylvania), Inc.....................    Alleva Funeral Home, Inc.
                                                         Bright Funeral Home
                                                         H. Samson, Inc.
                                                         H.P. Brandt Funeral Home
                                                         Knee Funeral Home of Wilkinsburg, Inc.
                                                         Reese Funeral Home

RHODE ISLAND

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Rhode Island), Inc.....................    Wilbur-Romano Funeral Home
                                                         Romano Funeral Home
                                                         Pontarelli-Marino Funeral Home, Inc.

SOUTH CAROLINA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Graceland Cemetery Development Co..................    Graceland Cemeteries
                                                         Graceland East Memorial Park
                                                         Graceland West Cemetery
  Alderwoods (South Carolina), Inc...................    Bass Funeral Home
                                                         Bush River Memorial Gardens Chapel Mausoleum
                                                         Caughman-Harman Funeral Homes
                                                         Chapin Chapel
                                                         Gordon Mortuary
                                                         Irmo-St. Andrews Chapel
                                                         Lexington Chapel
                                                         Mahaffey Funeral Home
                                                         Cauthen Flower Shop
                                                         Cauthen Funeral Home
                                                         Elmwood Cemetery & Gardens
                                                         Forest Lawn Cemetery
                                                         Frederick Memorial Gardens
                                                         Good Shepherd Memorial Park
                                                         Whispering Pines Memorial Gardens
                                                         North Augusta Chapel
                                                         Poteet Funeral Homes
                                                         Rock Hill Memorial Gardens
                                                         Shuford-Hatcher Funeral Home
                                                         Springhill Memorial Gardens

SOUTH DAKOTA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (South Dakota), Inc.....................    Prata Funeral Home

TENNESSEE

  SUBSIDIARY                                             ASSUMED NAME(S)

  DMA Corporation....................................    Danridge Memorial Gardens
                                                         Hamblen Memory Gardens & Mausoleum

  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Hamblen Memory Gardens and Mausoleum
                                                         Jefferson Memorial Gardens
                                                         McMinn Memory Gardens
  Alderwoods (Tennessee), Inc........................    Coffey Mortuary, Inc.
                                                         Crestview Memorial Park
                                                         Dickson Funeral Home
                                                         Dickson Funeral Home White Bluff Chapel
                                                         Eastview Memorial Gardens & Chapel Mausoleum
                                                         Eternity Memorials, Inc.
                                                         Anderson Memorial Gardens and Chapel Mausoleum
                                                         Austin & Bell Funeral Homes, Inc.
                                                         McCarty-Martin Oak Ridge Funeral Home, Inc.
                                                         Robertson County Memorial Gardens, Inc.
                                                         Brown Funeral Home
                                                         Carr & Erwin Funeral Home, Inc.
                                                         Daves-Culbertson, Inc.
                                                         Franklin Memorial Chapel
                                                         McMinnville Funeral Home, Inc.
                                                         Wilson Funeral Home, Inc.
                                                         Hilcrest Memorial Gardens
                                                         J. W. Curry & Son Funeral Home
                                                         Roane and Kingston Memorial Gardens, Inc.
                                                         Kiser Funeral Home
                                                         Sunset Memorial Gardens & Mausoleum
                                                         Luff Bowen Funeral Home, Inc.
                                                         Mayes Mortuary
                                                         Flowers in the Park
                                                         Memorial Park Cemetery
                                                         Memorial Park Funeral Home
                                                         Memorial Park Southwoods
                                                         McReynolds-Nave & Larson Funeral Home, Inc.
                                                         Memorials & Monuments of Clarksville
                                                         Nave Funeral Home
                                                         Newby Funeral Home
                                                         Northridge/Woodhaven Cemetery
                                                         Northridge/Woodhaven Funeral Chapel
                                                         Alexander Funeral Home, Inc.
                                                         Benton County Memorial Gardens, Inc.
                                                         Dicksons' Fairview Chapel
                                                         Pettus-Owen and Woods Funeral Directors
                                                         Stockdale-Malin Funeral Home, Inc.
                                                         Stockdale-Malin Funeral Home, Incorporated
                                                         Sumner Memorial Gardens, Inc.
                                                         Colboch-Price Funeral Home, Inc.
                                                         McCarty's Evergreen Chapel, Inc.
                                                         McCarty's Mortuary, Inc.
                                                         McNeil Funeral Home, Inc.
                                                         Rawlings Funeral Home, Inc.
                                                         Roane and Kingston Memorial Gardens
                                                         Roselawn Memorial Gardens
                                                         Smith Funeral Home
                                                         Spring Hill Cemetery & Mausoleum
                                                         Sweetwater Memory Gardens, Inc.
                                                         McCarty's Woodhaven Chapel

  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Oakridge Memorial Park
                                                         Woodhaven Chapel & Memorial Gardens
                                                         McCarty-Weaver Cumberland Chapel, Inc.
                                                         Stubblefield Funeral Home, Inc.
                                                         White Vault Co.
                                                         Wilson County Memorial Park

TEXAS

  SUBSIDIARY                                             ASSUMED NAME(S)

  Advanced Funeral Planning of Texas, Inc.
  Alderwoods Cemetery (Texas), Inc...................    Chapel Hill Memorial Park
                                                         Heritage Chapel Hill Funeral Home &  Memorial Park
                                                         Heritage Memorial Funeral Home PNFS
                                                         Grace Memorial Park
                                                         Beeville Memorial Park
                                                         Conroe Memorial Cemetery
                                                         Garden Park Cemetery
                                                         Green Acres Memorial Park
                                                         Holly Hills Memorial Park
                                                         Lawnhaven Memorial Gardens Inc.
                                                         Resthaven Cemetery
                                                         Rio Grande Valley Memorial Park
  Tyler Memorial Funeral Home and Chapel, Inc. (85%).    Memorial Funeral Home of Tyler
                                                         Whitehouse Memorial Funeral Home
  Waco Memorial Park.................................    Waco Memorial Park & Mausoleum
  Dunwood Cemetery Service Company...................    Cathedral In The Pines Memorial Gardens
  Earthman Cemetery Holdings, Inc....................    Oak Bluff Memorial Park
  Funeral Service, Inc.
  James Funeral Home, Incorporated (85%)
  Directors Cemetery (Texas), Inc. (85%).............    Lamesa Memorial Park
                                                         Del Rio Memorial Park, Inc.
                                                         Panola County Restland Memorial Park
  DSP General Partner, Inc. (85%)
  Earthman Holdings, Inc.
  National Capital Life Insurance Company
  Travis Land Company
  Pioneer Funeral Plans, Inc. (85%)
  Memorial Park Cemetery of Tyler, Texas (85%).......    Memorial Park Cemetery of Tyler

VIRGINIA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Virginia), Inc.........................    Southland Memorial Gardens and Mausoleum, Inc.
                                                         Florence County Memorial Gardens
                                                         Mullins & Thompson Funeral Service
                                                         Arlington Funeral Home
                                                         Barnett's Funeral Home
                                                         Bucktrout of Williamsburg
                                                         Hill Funeral Home
                                                         Pearson Funeral Home

  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Jones-Ash Funeral Home
                                                         Kyger Funeral Home
                                                         Rest Haven Cemetery
                                                         Riverside Funeral Home & Crematory
                                                         Lacy Funeral Home
                                                         Lee Funeral Home
                                                         Collins & McKee-Stone Funeral Services
                                                         Divguid Funeral Service
                                                         Howell Funeral Home
                                                         Lindsey Funeral Homes and Crematory
                                                         Lomax Funeral Home
                                                         Lynch Funeral Home
                                                         Mullins & Thompson Funeral Service
                                                         Harrell Funeral Home
                                                         Community Funeral Services
                                                         Williamsburg Funeral Home
                                                         Woodward Funeral Home

WASHINGTON

  SUBSIDIARY                                             ASSUMED NAME(S)

  Evergreen Funeral Home and Cemetery, Inc.
  S & H Properties and Enterprises, Inc..............    Keizer Funeral Chapel
                                                         Mills & Mills Funeral Directors
                                                         Mills & Mills Funeral Directors PNFS
                                                         Olympic Funeral Home & Memorial Gardens
                                                         Olympic Memorial Funeral Home PNFS
                                                         Howell, Edwards, Doerksen with Rigdon-Ransom
                                                            Funeral Directors
  Vancouver Funeral Chapel, Inc.
  Alderwoods (Washington), Inc.......................    Acacia Memorial Park and Funeral Home
                                                         Advanced Planning of Washington
                                                         American Burial & Cremation PNFS
                                                         American Burial & Cremation Services
                                                         Bauer Funeral Chapel, Inc.
                                                         Brown Mortuary Service
                                                         McVicker's Chapel on the Hill
                                                         Davies Cremation & Burial Services
                                                         Chapel of the Valley
                                                         Colonial Chapel
                                                         Snoqualmie Valley Chapel
                                                         Sunset Hills Chapel
                                                         Braun Funeral Home
                                                         Evergreen Memorial Park
                                                         Jones & Jones
                                                         Merritt Funeral Home
                                                         Waterville Funeral Home
                                                         Jerns Funeral Chapel and Crematorium
                                                         Jerns-McKinney Funeral Chapel
                                                         Kimball Funeral Home
                                                         Marysville Cemetery
                                                         Powers Funeral Homes, Inc.
                                                         Woodlawn Abbey Mausoleum

  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         Price-Helton Funeral Home
                                                         Schaefer-Shipman Funeral Home, Inc.
                                                         Shaw & Sons Funeral Directors
                                                         Sticklin Funeral Chapel

WEST VIRGINIA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (West Virginia), Inc....................    Bartlett Funeral Home
                                                         Davis Funeral Home
                                                         Dorsey Funeral Home

WISCONSIN

  SUBSIDIARY                                             ASSUMED NAME(S)

  Green Lawn Memorial Park Association (managed by
     Alderwoods (Wisconsin), Inc., not owned)
  La Crosse County Cemetery Association (managed by
     Alderwoods (Wisconsin), Inc., not owned)
  Ledgeview Memorial Park (managed by Alderwoods
     (Wisconsin), Inc., not owned)
  Roselawn Memory Gardens (managed by Alderwoods
     (Wisconsin), Inc., not owned)
  Sheboygan County Cemetery Association (managed by
     Alderwoods (Wisconsin), Inc., not owned)
  Sunrise Memorial Gardens Association (managed by
     Alderwoods (Wisconsin), Inc., not owned)
  Alderwoods (Wisconsin), Inc........................    Arlington Park Cemetery, Inc.
                                                         Mormon Coulee Memorial Park
                                                         Sun Prairie Memory Garden
                                                         Sunrise Memorial Gardens
                                                         Highland Memory Gardens
                                                         Knollwood Memorial Park, Inc.
                                                         Milton Lawns Memorial Park & Mausoleum
                                                         Greenlawn Memorial Park
                                                         Shrine of Rest Mausoleum at Ledgeview Memorial
                                                            Park
                                                         Forest Hill Memorial Park
                                                         Glenview Memorial Gardens
                                                         Roselawn Memorial Park
                                                         Sunset Ridge Memorial Park

WYOMING

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods (Wyoming), Inc.

                                  INTERNATIONAL


  ALBERTA

    SUBSIDIARY                                                         ASSUMED NAME(S)

    247663 Alberta Limited (90%)
    Memento Funeral Chapel (1975) Ltd. (90%)....................       Memento Funeral Chapel

  BARBADOS

    SUBSIDIARY                                                         ASSUMED NAME(S)

    Loewen International Holdings
    Loewen Financial Corporation
    Loewen Insurance Holdings
    Loewen Mexico Holdings Ltd.

  BRITISH COLUMBIA

    SUBSIDIARY                                                         ASSUMED NAME(S)

    Gregory's Williams Lake Funeral Home Ltd.
    Pine Grove Crematorium (1996) Ltd. (50%)....................       Pine Grove Crematorium, Ltd.

  CANADA (FEDERAL)

    SUBSIDIARY                                                         ASSUMED NAME(S)

    170535 Canada Inc. (PQ)
    3144569 Canada Inc. (PQ)

  GIBRALTAR

    SUBSIDIARY                                                         ASSUMED NAME(S)

    Loewen Investments
    Loewen Investments Two
    Loewen One (Gibraltar) Limited

  LUXEMBOURG

    SUBSIDIARY                                                         ASSUMED NAME(S)

    Loewen Luxembourg (No. 1) S.A.
    Loewen Luxembourg (No. 2) S.A.
    Loewen Luxembourg (No. 3) S.A.
    Loewen Luxembourg (No. 4) S.A.
    Loewen Trading Corporation

MANITOBA

  SUBSIDIARY                                             ASSUMED NAME(S)

  P. Coutu Funeral Chapels Ltd.......................    Chapel of Eternal Memories Mausoleum
                                                         Leatherdale Gardiner Funeral Chapels
                                                         P. Couto & Co. Funeral Directors
                                                         Waverly Memorial Gardens
  Garry Memorial Crematorium Ltd. (61%)

MEXICO

  SUBSIDIARY                                             ASSUMED NAME(S)

  Agencia de Inhumaciones
  Grupo Loewen De Mexico
  Prestadora De Servicios Funeria
  Servicios Administrativos

NETHERLANDS

  SUBSIDIARY                                             ASSUMED NAME(S)

  Neweol Finance B.V.

NOVA SCOTIA

  SUBSIDIARY                                             ASSUMED NAME(S)

  Jayne's Funeral Home (1984) Limited (90%)
  Nafcanco, ULC

ONTARIO

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods Services Canada Inc.
  Alderwoods Canada Inc..............................    A.L. Mattatall Funeral Home
                                                         Acadia Drive Funeral Chapel
                                                         Advanced Planning -- Winnepeg
                                                         Alberni Valley Memorial Park
                                                         Anderson's Arcola Funeral Home
                                                         Arthur Funeral Home
                                                         Assman's Funeral Chapel
                                                         Barton & Kiteley Chapel
                                                         Carlyle Funeral Home
                                                         Chapel of Memories Funeral Directors
                                                         Chapel Hill Funeral Home
                                                         Clements Rosetown Funeral Home
                                                         Comstock Funeral Home
                                                         Courtney-Winter's Funeral Chapel
                                                         Courtney's Funeral Services
                                                         Coutts & Son Funeral Directors
                                                         Coventry Funeral Services
                                                         Cruikshank's Halifax Funeral Home

SUBSIDIARY                                               ASSUMED NAME(S)

                                                         Cutcliffe Funeral Home
                                                         Digby Funeral Home
                                                         E. Andrychuk Funeral Home
                                                         Estevan Funeral Home
                                                         Ettinger Funeral Home
                                                         Ettinger-Kennedy Memorial Residence
                                                         Fletcher Funeral Chapels
                                                         Fletcher Funeral Home
                                                         Fraseview Crematorium
                                                         Garry Memorial Park
                                                         Giffen-Mack Chapel
                                                         Giffen-Mack-Scarborough Chapel
                                                         Glenhaven Memorial Chapel
                                                         Graham Funeral Home
                                                         Green Acres Memorial Gardens and Funeral Chapel
                                                         Green Acres Memorial Services
                                                         Green Funeral Home
                                                         Green Visitation Chapel
                                                         Hamilton-Harron Funeral Centre and Crematorium
                                                         Harbourside Regional Crematorium
                                                         Hastings-Dionne Funeral Home
                                                         Hayward's Funeral Service
                                                         Hayward's Thomson & Irving Funeral Chapels
                                                         Helmsing Funeral Chapels and Crematorium
                                                         Henderson's Funeral Homes
                                                         Henderson's Funeral Home & Crematorium
                                                         Henderson's Fraser Valley Funeral Home Ltd.
                                                         Henderson's Langley Funeral Homes
                                                         Hennessey Funeral Home
                                                         Hollyburn Funeral Home
                                                         J.A. Snow's Funeral Home
                                                         J.B. Marlatt Kamloops
                                                         Funeral Home Kerr's
                                                         Funeral Chapel Klassen
                                                         Funeral Chapel Lakeland
                                                         Funeral Home Lakewood
                                                         Funeral Home
                                                         Lakes-Nechako Funeral Chapel
                                                         Lee Funeral Home and Crematorium
                                                         Loewen Funeral Chapel Ltd.
                                                         Mt. Washington Funeral Chapel
                                                         Mackenzie Funeral Home
                                                         MacKenzie Funeral Home & Crematorium
                                                         MacKenzie LaRonge Funeral Home
                                                         Mattatall Funeral Home
                                                         McKague's Funeral Chapels
                                                         Memories Funeral Directors & Crematory
                                                         Metcalf Funeral Chapel
                                                         Mission Hill Crematorium
                                                         Mountain View Funeral Home
                                                         Mountain View Funeral Chapel
                                                         Oxbow Funeral Home
                                                         Parksville Cemetery

SUBSIDIARY                                               ASSUMED NAME(S)

                                                         Parksville Funeral Chapel, Cemetery and Crematorium
                                                         Parkview Funeral Home
                                                         People's Memorial Society
                                                         Piercy's Funeral Home
                                                         Pleasant Valley Funeral Home
                                                         Prairie Funeral Services
                                                         R.A. Schrader Funeral Home
                                                         Rainy River Funeral Home
                                                         Robert L. Hall Funeral Home
                                                         Ross Funeral Service
                                                         Sallows and MacDonald Funeral Home
                                                         Scharf's Funeral Home
                                                         Schreiter-Sandrock Funeral Home & Chapel
                                                         Shellbrook Funeral Home
                                                         Simply Cremation
                                                         Souris Valley Memorial Gardens
                                                         Sutton's Funeral Directors
                                                         T. Little & Son Funeral Directors
                                                         The Brown Funeral Home
                                                         The Heritage Plan
                                                         The J.B. Marlatt Funeral Homes
                                                         The Ratz-Bechtel Funeral Home and Chapel
                                                         Thomson Funeral Chapels
                                                         Trull Funeral Homes - East Chapel
                                                         Trull Funeral Homes - North Chapel
                                                         Unity Funeral Chapel
                                                         Unser-Rist Funeral Home Services
                                                         Vancouver Memorial Services and Crematorium
                                                         Vernon Funeral Home
                                                         Victory Memorial Park
                                                         Victory Memorial Park Funeral Centre
                                                         Walter D. Kelly Funeral Home and Chapel
                                                         Wascana Family and Community Centre
                                                         Wilson & Zehner Funeral Chapel
                                                         Withrow-MacMillan Funeral Home
                                                         Withrow-MacMillan Funeral Homes
  O'Reilly-Lee Funeral Home
  Delmoro Funeral Home (North York) Ltd..............    Delmoro Funeral Home, Ltd.
  Delmoro Funeral Home (Woodbridge) Ltd..............    Delmoro Funeral Home, Ltd.
  Oshawa Funeral Service (Thronton Chapel) Inc. (90%)    Oshawa Funeral Service

PUERTO RICO

  SUBSIDIARY                                             ASSUMED NAME(S)

  Camposanto-Aquadilla, Inc.
  Camposanto PR, Inc.................................    Camposanto De Cristo Resucitado
                                                         Camposanto PNFS
                                                         El Senorial Funeral Home
                                                         El Senorial Funeral Home PNFS
                                                         Gonzalez Lago Funeral Home
                                                         Las Mercedes Memorial Park

SUBSIDIARY                                               ASSUMED NAME(S)

                                                         Port Coeli Funeral Home
                                                         Senorial Memorial Park
                                                         Valle de Los Suenos Memorial Park
  Jibe Services Corporation..........................    Pepino Memorial PNFS
                                                         Pepino Memorial Park & Funeral Home
                                                         Pepino Memorial Park
  Los Jardines Memorial Park, Inc.
  Los Rosales Memorial Park, Inc.
  Monte Cristo, Inc..................................    Monte Cristo Memorial Park
                                                         Monte Cristo Monuments and Vaults

QUEBEC

  SUBSIDIARY                                             ASSUMED NAME(S)

  Guayco Investments, Inc.
  Les Salons Funeralses Guay Inc.
  9102-8167 Quebec Inc. (PQ)

SASKATCHEWAN

  SUBSIDIARY                                             ASSUMED NAME(S)

  Community Crematorium Service Limited

UNITED KINGDOM

  SUBSIDIARY                                             ASSUMED NAME(S)

  Alderwoods UK Holdings Ltd.
  Loewen Funerals Limited
  The Loewen Partnership Limited.....................    A.H. Rogers & Sons Funeral Directors
                                                         Andrew Homes and Son
                                                         Beestons Funeral Directors
                                                         Breckland Funeral Services
                                                         Broadland Funeral Services
                                                         Cossey Funeral Services
                                                         Duckers Funeral Services
                                                         F.C. Hughes Funeral Directors
                                                         Gordon Rooney Funeral Directors
                                                         Hunter Funeral Supplies
                                                         J. Sturney Funeral Directors
                                                         JNO Steel & Son Ltd.
                                                         Jackson & Starling Funeral Directors
                                                         Long Stratton and District Funeral Service
                                                         Norgate Funeral Services
                                                         Peter Taylor Funeral Services
                                                         RC Payne & Son - Bitt Park
                                                         RC Payne & Son Funeral Directors
                                                         RJ Bartram & Son Rackham's Funeral Service
                                                         Thomas Pink & Son Funeral Directors
                                                         Thornton Funeral Home
                                                         Woolnough Funeral Services

  SUBSIDIARY                                             ASSUMED NAME(S)

                                                         W.G. Bush Funeral Directors
                                                         Woking Funeral Services Ltd.
  Jno. Steel Holdings Ltd.
  Jno. Steel & Son Ltd.
  Anglia Funeral Services Ltd.
  Maple Leaf Funerals Ltd.
  Andrew Holmes & Son Ltd.
  Woking Funerals Ltd.